Allmerica Financial Services                                     Annual Report
--------------------------------------------------------------------------------
                 DECEMBER 31, 1999


                                                           The Fulcrum Fund(SM)
                                                           Variable Annuity

                                                           . The Fulcrum Trust


[LOGO OF THE FULCRUM FUND]                                         1999




                                                             [LOGO OF ALLMERICA]

Table of Contents

General Information ...................................................... 2

A Letter from the Chairman ............................................... 3

Portfolio Performance Summary ............................................ 4

Product Performance Summaries ............................................ 5
The Fulcrum Fund Variable Annuity (FAFLIC) ............................... 6
The Fulcrum Fund Variable Annuity (AFLIAC) ............................... 7

Domestic & International Equity Market Overview .......................... 8
The Global Interactive/Telecomm Portfolio ................................10
The International Growth Portfolio .......................................11
The Growth Portfolio .....................................................12
The Value Portfolio ......................................................13

Bond & Money Market Overview .............................................14
The Strategic Income Portfolio ...........................................16

Financials ..............................................................F-1

For further information, see the accompanying annual report.

See Client Notices on page F-24.

General Information


Officers of First Allmerica Financial Life Insurance Company (FAFLIC) and Allmerica Financial Life Insurance and Annuity Company (AFLIAC)
John F. O'Brien, President, CEO (FAFLIC) and
  Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator, Custodian, Transfer Agent
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Shea & Gardner
1800 Massachusetts Avenue, N.W., Washington D.C. 20036

Officers of The Fulcrum Trust
George J. Sullivan, Jr., President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of The Fulcrum Trust
George J. Sullivan, Jr. Chairman(1)
Tom N. Dallape(1)
Gordon Holmes(1)

(1)Independent Trustees


Portfolio Managers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  The Strategic Income Portfolio

Bee & Associates, Inc.
370 17th Street, Suite 3560, Denver CO 80202
  The International Growth Portfolio

GAMCO Investors, Inc.
One Corporate Center, Rye NY 10570-1434
  The Value Portfolio
  The Global Interactive/Telecomm Portfolio

Analytic Investors, Inc.
700 Flower Street, Suite 2400
Los Angeles, CA 90017
  The Growth Portfolio

A Letter from the Chairman

[PHOTO]

Dear Client:

1999 was yet another strong year in the U.S equity market. The S & P 500 Index and the Dow Jones Industrial Average both enjoyed their fifth consecutive year of double-digit gains--an unprecedented event. While these returns in themselves were impressive, the real story of the year was the NASDAQ Index with its 85.6% return. Led by high-flying internet and other technology stocks, the NASDAQ increased as no other U.S. stock index has before as investors preferred to buy its high growth, high priced stocks, regardless of the earnings of the underlying companies. In the international markets, emerging markets rebounded sharply after a disappointing 1998 and the MSCI EAFE Index which measures the performance of developed markets overseas, beat the returns of the S&P 500 for the first time since 1993. The U.S. bond market had its worst annual performance since 1994 and second worst since 1973 as the Federal Reserve increased interest rates in order to counteract inflationary growth.

Returns on the stock funds within the Fulcrum Trust, like the stock market itself, varied greatly. The Global Interactive /Telecom Portfolio significantly outperformed the S&P 500 due to superior stock selection and a market which favored telecom stocks. The Growth Portfolio performed virtually in line with its benchmark for the year after handily outperforming through the third quarter. In the fourth quarter, the market's drive toward a few high-momentum stocks penalized this fund as it did most other funds which purchase growth stocks at reasonable valuations. The Value Portfolio underperformed due to the same factors that propelled growth stocks--investors' preference in 1999 for
growth.    Finally, the International Growth Fund outperformed its benchmark for the year due to stock selection, especially within the technology sector. Effective October 1, 1999, we changed the benchmark for this fund to the MSCI EAFE Small Cap Index to better reflect the small cap focus that this fund has always had.

This past year, the Board voted to continue fund expense limitations and we are seeking ways to further reduce expenses by growing the business and achieving some economies of scale. During 1999, the funds within the Fulcrum trust performed quite well based on their various disciplines. We are pleased with the diversity of investment alternatives available in the Trust and urge you to continue to work with your financial advisor to build a portfolio that meets your needs. We continue to work hard to earn your confidence and trust and we thank-you for your business.

On behalf of the Board of Trustees,

/s/George J. Sullivan, Jr.

George J. Sullivan, Jr.
Chairman of the Board
The Fulcrum Trust

Portfolio Performance Summary

The Fulcrum Trust
--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for the Portfolios are summarized below. Keep in mind that these returns reflect all Portfolio charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries beginning on page 6.


                                               Portfolio
                                               Inception         1      Life of
Portfolios                                          Date      Year    Portfolio
--------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio         2/1/96     56.89%       31.03%
The International Growth Portfolio               3/26/96     37.26%        6.28%
The Growth Portfolio                              2/1/96     20.07%        9.80%
The Value Portfolio                               2/1/96      8.17%       15.73%
The Strategic Income Portfolio                    2/1/96     -3.12%        1.07%

Portfolio performance returns given above reflect an investment in the underlying Portfolios listed on the date of inception of each Portfolio.

Portfolio performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance

Product Performance Summary

The Fulcrum Fund(SM) Variable Annuity (FAFLIC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.

                                                             Without Surrender Charge              With Surrender Charge
                                                                     And Contract Fee                   And Contract Fee

                                                  Sub-
                                               Account                           Life                              Life
                                             Inception       1     Life of    of Sub-         1      Life of    of Sub-
Sub-Accounts                                      Date    Year   Portfolio    Account      Year    Portfolio    Account
------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio      9/30/97   54.66%      29.17%     41.82%    46.79%       27.95%     39.36%
The International Growth Portfolio             10/3/97   35.30%       4.77%      3.58%    28.06%        3.51%      1.19%
The Growth Portfolio                           9/30/97   18.33%       8.22%      0.70%    10.61%        6.74%     -2.32%
The Value Portfolio                            9/30/97    6.52%      14.05%      7.78%    -0.68%       12.61%      4.54%
The Strategic Income Portfolio                 10/3/97   -4.52%      -0.38%      0.04%   -10.35%       -1.42%     -2.08%

Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of FAFLIC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Product Performance Summary

The Fulcrum Fund(SM) Variable Annuity (AFLIAC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.

                                                             Without Surrender Charge              With Surrender Charge
                                                                     And Contract Fee                   And Contract Fee

                                                  Sub-
                                               Account                           Life                              Life
                                             Inception       1     Life of    of Sub-         1      Life of    of Sub-
Sub-Accounts                                      Date    Year   Portfolio    Account      Year    Portfolio    Account
------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio      3/13/97   54.66%      29.18%     40.13%    47.11%       28.27%     38.72%
The International Growth Portfolio             3/13/97   35.30%       4.77%      3.93%    27.76%        3.20%      1.69%
The Growth Portfolio                           3/13/97   18.33%       8.23%      7.87%    10.62%        6.71%      5.55%
The Value Portfolio                            3/13/97    6.52%      14.05%     12.85%    -0.59%       12.69%     10.64%
The Strategic Income Portfolio                 3/13/97   -4.52%      -0.37%      1.10%   -10.44%       -1.54%     -0.72%

Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of AFLIAC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Domestic & International Equity Market Overview

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and internet stocks help drive the DOW and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to help slow the economy and prevent inflation.


For equity investors, 1999 was a year of global economic recovery, NASDAQ and Dow records, concentrated stock performance, and the largest disparity between growth and value investing ever.

The past year capped the best decade ever for U.S. stock investors. The U.S. equity market, as measured by the Standard & Poor's 500 Index, delivered double-digit returns, despite moderately higher inflation, three Federal Reserve interest rate hikes, and Y2K concerns.

The U.S. stock market ended the year posting all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing the year up 25% and the S&P 500 climbed to a record 1,469.25 for the year, ending 21% higher. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31 and ending nearly 86% higher. While the capitalization-weighted NASDAQ Index was a stellar performer, 48% of its constituents lost money, further illustrating how performance was driven by a small number of well-performing stocks.

1999 proved to be a challenge for value investors everywhere and featured the greatest disparity in performance between value and growth investing styles ever. The Russell 2500 Growth Index, for example, outperformed the Russell 2500 Value Index by an astounding 54%. One study actually showed that stocks with no earnings were up an average of 52% for the year while those with earnings were down an average of 2%.

Large-capitalization growth stocks led the markets during the first three months of the year. Preferences reversed temporarily in April towards value stocks when fears of inflation emerged as the economy showed considerable strength. Correspondingly, cyclicals registered strong relative earnings growth as stocks weakened. Third-quarter markets later narrowed, with large-cap growth stocks once again taking the lead.

During the final quarter of 1999, investors focused on a narrow group of outperforming stocks in the telecommunications, technology, and Internet sectors. By far, the biggest story of the year was the fourth-quarter rush towards these

                                  [TIMELINE]

JAN 1999

Brazil devalues its currency; fears that a Brazilian "contagion" would emerge failed to materialize. Greater price and currency stability enable interest rates to fall in Latin America and Asia.

MAR 1999

[GRAPHIC]

Japan begins its slow economic recovery, thanks largely to falling interest rates, fiscal stimulus policies, and foreign investments.

MAY 1999

Growth sectors of the market weaken, overfears that the recovery of worldwide economies would lead to higher interest rates. Small- and mid-cap stocks experience a revival as investors renew their interest in attractively valued securities within the broader market.

JUN 1999

[GRAPHIC]

In an effort to prevent inflation, the U.S. Federal Reserve raises interest rates 0.25%. European markets rally once the Fed decides to loosen its tightening bias in favor of a neutral interest rate position.

Domestic & International Equity Market Overview

so-called "New Economy" issues. In addition, hundreds of companies in these sectors went public with little or no revenues, scant earnings, and tenuous cash flow prospects.

Historically, the technology sector is cyclical and has a high failure rate. As many market experts warn, today's darlings, with their unrealistic valuations, could well be tomorrow's disasters. It will be interesting to see if the Old Economy stocks, which drifted over the past year, can successfully adapt their business models to compete in this ecommerce, Internet-driven market.

Throughout the year, most non- U.S. world equity markets continued to grow and improve, registering exceptional gains during the final quarter of 1999. The year began with the January devaluation of the Brazilian real, which was initially expected to have negative ripple effects in Latin America and emerging markets in general. These concerns turned out to be unfounded as IMF fundings, interest rate reductions, and better fiscal discipline attracted investors back to Brazil and the rest of Latin America.

In Asia, Japan steadily emerged from a nine-year bear market, spurred primarily by foreign investments, which caused its stock market and the yen to rise sharply. At the end of the year, the Japanese market index return was up by more than 55% from 1998, despite underperformance against other Asian regions during the fourth quarter.

Elsewhere in Asia, economies recorded strong growth and performance during 1999, with exports and falling interest rates providing the major stimuli. In Hong Kong for example, the equity market increased by nearly 60% for the year.

After weak performance in the early part of the year, European and UK equities had modest gains during the fourth quarter. Increased consumer confidence, as well as lower unemployment and inflation, were responsible for most of this improvement. The euro's inaugural year, unfortunately, was disappointing. The currency fell almost 18%.

Looking ahead, the picture appears to be bright for 2000. For the first time since 1996, there are no major regions of the world in recession. Consumer confidence is high and inflation is close to a 30-year low.

The U.S. is approaching the longest expansion in its history. Europe appears to be stable, weakness in the euro notwithstanding. Asian-Pacific and Latin American economies are expected to continue growing. The only concern is in Japan, where a continued rising yen could pose a potential problem and threaten the sustainability of economic recovery.

As worldwide economic improvement continues, it is expected that interest rates will keep rising moderately. Inflation remains the key issue affecting the domestic economy and financial markets. Although the inflation outlook in the U.S. at this time appears relatively benign, the Fed's major concerns remain excessive growth in the U.S. economy and the 30-year low unemployment level, both of which it sees as potentially inflationary.

With continued economic improvement around the world, investors will likely begin to broaden their horizons, looking beyond overpriced global growth stocks in the technology and Internet sectors and exploring high-quality companies that trade at more attractive valuations.

                                  [TIMELINE]

JULY

Investors turn away from small- and mid-cap stocks. Large-cap growth issues once again take center stage, where they will remain for the rest of the year.

AUG

[GRAPHIC]

Inflation fears resurface as the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

The gap in performance between growth and value investing continues to widen. By year-end, the Russell 2500 Growth index has outperformed the Russell 2500 Value Index by an unheard-of 54%.

OCT

Stocks in the high-performing technology sector begin their unprecedented fourth-quarter dominance of the world's equity markets.

[GRAPHIC]

NOV

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third and final interest rate hike of 0.25%.

DEC

The Dow Jones Industrial Average, S&P 500, and NASDAQ Composite Index finish an already-impressive year by posting record gains.

The Global Interactive/Telecomm Portfolio

The Global Telecom Portfolio returned 56.89% for the period ended December 31, 1999, outperforming its benchmark, the S&P 500 which returned 21.03%.

In 1999, the market delivered double-digit returns, despite increased volatility, moderately higher inflation, higher interest rates, and Y2K concerns.

Even in this market environment, the value-oriented Global Telecom Portfolio performed well, despite limited exposure to technology stocks. Returns were bolstered by an outstanding year for telecommunications, cable television, and entertainment stocks; there was a strong rally by small group broadcasters following further deregulation in the broadcast industry. In 1999, more than a dozen of the Portfolio holdings were taken over, most at a substantial premium to market price. Buying good companies at a discount to their "real world" economic value had its rewards.

The Portfolio manager expects continued volatility in 2000.

The Portfolio manager also believes that any fatigue in the consumer area, through a stock market slump or stagnation in housing prices, will be met with tax relief. Furthermore, the Portfolio manager expects that the Russell 2000 earnings will outpace those of the S&P 500. Good earnings, low valuations and more takeovers should provide ample opportunities for the Portfolio to meet its goal of achieving a favorable real rate of return.

Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing globally in equity securities of companies that develop, manufacture or sell interactive and/or telecommunications services and products.

  Portfolio Composition

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Telephone Systems              37%
Media Broadcasting             29%
Communications                 11%
Industrial-Diversified          5%
Entertainment & Leisure         5%
Other                          13%

Average Annual Total Returns

Years ended December 31, 1999                    1 Year     Life of Fund
The Global Interactive/Telecomm Portfolio        56.89%        31.03%
S&P 500(R) Index                                 21.03%        25.94%


Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

                         The Global Interactive
                           Telecomm Portfolio         S&P 500 Index

              02/01/96           10,000                   10,000
              12/31/96           10,049                   11,891
              12/31/97           14,097                   15,859
              12/31/98           18,364                   20,392
              12/31/99           28,811                   24,682

The Global Interactive/Telecomm Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The International Growth Portfolio

The International Growth Portfolio returned 37.26% for the period ended December 31, 1999, outperforming its benchmark, the Morgan Stanley EAFE Index, which returned 27.31%.

1999 was a refreshing year for international small cap stocks. Although most of the strong small cap markets were in Asia, some important signs emerged in Europe, bolstering the Portfolio manager's confidence in the sector. During 1999, the Portfolio was largely invested in Europe. This weighting will continue into 2000.

The past year saw increasing focus on the international small cap sector from industrial and institutional buyers. Industrial buyers, recognizing the differences between business value and stock market value, bought out several of the Portfolio's holdings in 1999. The Portfolio's investment process seeks to highlight and exploit this difference, and a buyout is one of several ways of closing the gap. The manager expects to see more of these transactions in the portfolio in 2000.

One of the Portfolio's disappointments during 1999 was the weakness in the euro, which in its inaugural year fell almost 18%. Including the decline in value in non-euro European currencies, foreign exchange losses reduced the Portfolio's performance by several percentage points.

Overall, the manager is pleased with the Portfolio's performance and its positioning entering 2000. The focus on international small cap stocks will continue to increase, and the manager believes that undervalued companies have the potential to do well.


Average Annual Total Returns

Years ended December 31, 1999                    1 Year     Life of Fund
The International Growth Portfolio               37.26%         6.28%
Morgan Stanley EAFE Index                        27.31%        13.63%
Morgan Stanley EAFE Small Cap Index              17.65%        -3.34%


Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

                             The International     Morgan Stanley
                   Date      Growth Portfolio        EAFE Index

                 3/26/96          10,000               10,000
                12/31/96          10,330               10,262
                12/31/97           9,967               10,286
                12/31/98           9,168               12,161
                12/31/99          12,584               15,234

The International Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Manager
Bee & Associates, Inc.

About The Fund
Seeks to make money by investing internationally for long-term capital appreciation, primarily in equity securities.


  Portfolio Composition:

As of December 31, 1999 the country allocation of net assets was:

                                    [CHART]

                          Switzerland             19%
                          United Kingdom          13%
                          Sweden                  13%
                          Israel                  11%
                          Norway                  10%
                          Netherlands              8%
                          Hong Kong                7%
                          Other                   19%

The Growth Portfolio


For the period ended December 31, 1999, the Growth Portfolio returned 20.07%, underperformed its benchmark, the Standard & Poor's 500 Index, which returned 21.03%.

Through the third quarter of 1999, the Portfolio solidly outperformed its benchmark. Selection of stocks with excellent valuation characteristics helped add value to the portfolio.

During the fourth quarter of year, however, there was a dramatic shift in investor preferences to more speculative high technology/high momentum stocks. Such rapid shifts negatively impact the Portfolio, since the Portfolio manager attempts to capture long-run trends in valuation rather than short-run shocks. During this quarter, the Portfolio under-performed its benchmark.

Because of the robust momentum-driven fourth-quarter performance, the Portfolio stock selection model now places a slightly higher emphasis on price momentum as a forecast of future return. The Portfolio manager continues to seek securities with outstanding valuations and positive earnings revisions, in addition to stocks with strong price momentum. The Portfolio manager believes this strategy positions the Portfolio well for the year 2000 as investors scrutinize increasingly complex financial data and make decisions based upon multiple valuation factors.

The Portfolio manager expects market volatility to increase in 2000. Despite this, strong economic growth and low inflation will likely cause continued investment in equities. Although Federal Reserve policy decisions can have dramatic impacts on financial markets, the Portfolio manager sees these effects as short term, having negligible impact on the long-term returns of the equity market.


Investment Manager
Analytic Investors, Inc.

About The Fund
Seeks to make money by investing primarily in securities selected for their long-term growth prospects.

                         Average Annual Total Returns

Years ended December 31, 1999                1 Year         Life of Fund
The Growth Portfolio                         20.07%             9.80%
S&P 500(R) Index                             21.03%            25.94%

Portfolio Composition

As of December 31, 1999 the
sector allocation of net assets was:

Computer Software & Processing      13%
Computers & Information              9%
Telephone Systems                    8%
Pharmaceuticals                      8%
Automotive                           5%
Insurance                            5%
Banking                              5%

Other                               47%

Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

                 The Growth Portfolio     S&P 500(R) Index
2/1/96                  $10,000                $10,000
12/31/96                 10,840                 11,891
12/31/97                 11,950                 15,859
12/31/98                 12,010                 20,392
12/31/99                 14,420                 24,682


The Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Value Portfolio


For the period ended December 31, 1999, the Fulcrum Value Portfolio returned 8.17%, underperforming its benchmark, the Standard & Poor's 500 Index, which returned 21.03%.

As long-term value investors, the Portfolio management team has seen an evaporation of the margin of safety in the overall market, but also uncovered numerous opportunities to buy attractive stocks at relatively cheap prices.

Valuations in many companies have overshot their mark, while - others have been woefully ignored. Expectation levels have resulted in a capitalization rate on earnings that allows little room for error, making fund management that much more challenging. The Portfolio manager's application of analytical principles means the Portfolio focuses on areas of the market that are ignored. If the market moves sideways to allow increased earnings to catch up with stock prices, the Portfolio manager expects the potential to continue generating attractive rates of return.

Heading into 2000, the Portfolio manager believes the U.S. economy will remain vibrant, Europe will gain momentum, and Japan continue to move well. The dollar will likely be challenged, but earnings should rise nearly 10% for the average S&P 500 company.

The manager also believes that any fatigue in the consumer area, through a stock market slump or stagnation in housing prices, will be met with tax relief. Furthermore, the Portfolio manager expects that the Russell 2000 earnings will outpace those of the S&P 500. Good earnings, low valuations and more takeovers should provide ample opportunities for the manager to achieve an attractive real rate of return.

Average Annual Total Returns

Years ended December 31, 1999                1 Year         Life of Fund
The Value Portfolio                           8.17%            15.73%
S&P 500(R) Index                             21.03%            25.94%

Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

                 The Value Portfolio   S&P 500(R) Index
2/1/96                 $10,000             $10,000
12/31/96                11,513              11,891
12/31/97                15,236              15,859
12/31/98                16,377              20,392
12/31/99                17,716              24,682

The Value Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing in companies that are believed to be undervalued and may achieve significant capital appreciation.

  Portfolio Composition:

As of December 31, 1999 the sector allocation of net assets was:

                                    [CHART]

Beverages, Food & Tobacco    19%

Media - Broadcasting
& Publishing                  8%
Heavy Machinery               6%
Electronics                   6%
Electric Utilities            5%
Pharmaceuticals               5%
Automotive                    5%


Other                        46%

Bond & Money Market Overview

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. Economy prompt the Federal Reserve to hike interest rates. Fixed Income markets close the second half with their worst-performing year ever with the Lehman Aggregate Bond Index returning -0.83%.

On the whole, 1999 was disappointing for fixed-income investors. In fact, it was the second worse performance year ever for the fixed-income markets, as measured by the total -0.83% return of the Lehman Aggregate Bond Index.

A handful of universal themes dominated the markets during the year, namely successive Federal Reserve interest rate hikes, a steepening yield curve, volatile corporate bond performance, and rising mortgage rates.

1999 began with investors feeling fairly optimistic about the coming year. The Federal Reserve had acted in the fall of 1998 to avert a global liquidity meltdown with three easings that lowered short-term rates to 4.75%. The U.S. economy seemed to be healthy, with expectations for 1999 GDP in the 3.0% range and subdued inflation running at about a 2% annual rate.

On the international front, Asia and Latin America continued their recovery from the problems of 1998. Early in the year, Brazil announced a somewhat unexpected devaluation of its currency, the real. Global markets braced for a round of panic selling and other negative ripple effects which never materialized.

Against this backdrop, the first quarter of 1999 progressed with no major disturbances. Inflation stayed at bay and corporate spread tightening reflected the positive fundamentals of strong earnings growth.

Beginning in the second quarter, however, the picture began to change. The U.S. economy grew faster than initially projected and the unemployment rate fell below 4.2%. Investors began to fear that inflation was imminent. In June, the Federal Reserve responded by raising the Fed Funds interest rate from 4.75% to 5.00%.

July and August saw spread sectors widen dramatically. Corporate treasurers pushed corporate and asset-backed bonds into the market hoping

                                  [TIMELINE]

1999
JAN

The new European currency is introduced. Over the course of the year, the euro loses almost 18% of its value against the U.S. dollar.

[GRAPHIC]

FEB

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

MAR

APR

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

[GRAPHIC]

MAY

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

JUN

Bond & Money Market Overview

to avert a fourth-quarter liquidity trap, which they believed likely as Y2K fears would drive buyers from the market. Ironically, these efforts became a self-fulfilling prophesy as treasurers ended up creating their own mini-liquidity crisis by all trying to issue bonds simultaneously. By August, there was a second Fed rate hike from 5.00% to 5.25%.

Despite these first two rate increases, the U.S. economy continued to gather speed in the third and fourth quarters. The nation's third-quarter GDP, for instance, came in at 5.7%, well above experts' original predictions. Market participants once again began to worry about a resurgence of inflation. In response, the Fed raised short-term interest rates for a third and final time in November to 5.50%.

Investment grade corporate bonds had a good showing at the end of 1999, but their overall performance was volatile. All excess returns were attributable to the first and fourth quarters only.

The high yield market finished 1999 on a positive note after poor performance in the second and third quarters. The market's return for the year was a modest 2.39%, as measured by the Lehman High Yield Corporate Index. The demand side of the market shifted significantly in 1999, as mutual fund inflows dropped dramatically to $1.1 billion, down from $15 billion in 1998. Collateralized bond obligations, structured transactions involving the purchase of high yield debt, did offset these lower inflows. The market's estimated 4% default rate was the highest since 1991.

The past year also saw a steepening yield curve as the 30-year Treasury bond, which began the year at 5.10% on January 1, and ended at 6.49% on December 31.

The mortgage-backed securities market showed strong excess returns for the year, owing primarily to positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility. In particular, Fannie Mae and Freddie Mac assets grew nearly 30% over 1999.

Looking ahead, it is likely that economic growth and strengthening will continue into 2000, albeit at a slower rate than that of 1999. All signs point to probable Fed interest rate increases in the new year, with little inflation on the horizon.

                                  [TIMELINE]

JUL

In response to rapid economic growth, the U.S. Federal Reserve combines neutral bias with a 0.25% raise in interest rates to guard against inflation.

[GRAPHIC]

AUG

[GRAPHIC]

Inflation worries resurface at the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

OCT

Investment grade corporate bonds and the high yield market begin their strong fourth quarter performance.

NOV

[GRAPHIC]

DEC

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third rate hike of 0.25%. The fixed-income markets end the year down with the Lehman Aggregate Bond Index posting a dismal total return of -0.83%.

The  Strategic Income Portfolio

For the period ended December 31, 1999, the Strategic Income Portfolio returned -3.12%, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned -0.83%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates. In July and August, spread sectors widened dramatically as corporate treasurers pushed corporate- and asset-backed issues into the market in an attempt to avoid potential Y2K-induced fourth-quarter liquidity problems. August brought another Fed rate hike, with a final one occurring in November, prompted by inflation fears amidst a booming economy and GDP at a robust 5.7%.

The yield curve steepened as the 30-year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This increase resulted in the second worse performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

Although corporate bonds finished the year strongly, performance throughout 1999 was volatile, with the first and last quarters accounting for all excess return. The Portfolio was not able to participate in these excess returns because of an underweight in the corporate bond sector. Excess return was instead achieved through investments in mortgage-backed securities and government agency obligations.

1999's dramatic rise in mortgage rates resulted in a significant slow-down in prepayment speeds, especially for higher coupon mortgages, and a decline in issuance. Agency demand for mortgages remained robust. Positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility helped the mortgage-backed securities market post strong excess returns for the year.


Investment Manager
Allmerica Asset Management, Inc.

About The Fund
Seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

  Portfolio Composition

As of December 31, 1999 the sector allocation of net assets was:

                                    [CHART]

U.S. Government and
Agency Obligations           99%

Corporate Debt               10%
Other                        (9)%

Average Annual Total Returns

Years ended December 31, 1999        1 Year     Life of Fund
The Strategic Income Portfolio        -3.12%        1.07%
Lehman Brothers Aggregate Bond Index  -0.83%        5.14%

Growth of a $10,000 Investment Since 1996

                                    [GRAPH]
                                                     Lehman Brothers
             The Strategic Income Portfolio       Aggregate Bond Index
2/1/96                   $10,000                        $10,000
12/31/96                  10,044                         10,294
12/31/97                  10,102                         11,287
12/31/98                  10,762                         12,268
12/31/99                  10,426                         12,167


The Strategic Income Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                   The Global Interactive/Telecomm Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                               Value
 Shares                                                      (Note 2)
----------------------------------------------------------------------

COMMON STOCKS - 99.6%

        Telephone Systems - 35.8%
 10,000 AT&T Corp. - Liberty Media Group, Class A           $  567,500
  1,500 BCE, Inc.                                              135,281
  2,000 BCT.Telus Communications, Inc., Class A                 48,025
    500 Cable & Wireless HKT, Ltd. ADR                          14,563
  6,000 Cable & Wireless Plc ADR                               317,625
  2,000 CenturyTel, Inc.                                        94,750
  2,500 Cia. de Telecomunicaciones de Chile SA                  45,625
 12,000 CommNet Cellular, Inc.*                                385,500
  5,000 Commonwealth Telephone Enterprises, Inc.*              264,375
  1,000 Esat Telecom Group Plc ADR*                             91,500
  2,000 GST Telecommunications, Inc.*                           18,125
  8,000 Loral Space & Communications, Ltd.*                    194,500
      5 NTT Mobile Communcations Network, Inc.                 192,319
  7,000 Rogers Cantel Mobile Communications, Inc., Class B*    254,625
    608 SK Telecom Co. Ltd. ADR                                 23,320
  2,500 Swisscom AG ADR                                        101,250
  2,500 Telephone and Data Systems, Inc.                       315,000
  1,000 Viatel, Inc.*                                           53,625
    500 Vimpel-Communications ADR*                              22,313
                                                            ----------
                                                             3,139,821
                                                            ----------

        Media-Broadcasting & Publishing - 29.0%
    500 Audiofina                                               37,085
    200 BHC Communications, Inc., Class A                       32,000
  1,500 Cablevision Systems Corp.*                             113,250
  1,620 CBS Corp.*                                             103,579
  4,500 Chris-Craft Industries, Inc.                           324,563
  2,000 Fisher Companies, Inc.                                 123,500
 10,000 Granite Broadcasting Corp.*                            101,250
  3,500 Gray Communications Systems, Inc., Class B              47,250
  5,000 Holdingmaatschappij De Telegraaf NV                    110,253
  2,000 Lee Enterprises, Inc.                                   63,875
  3,000 Media General, Inc., Class A                           156,000
  2,500 MediaOne Group, Inc.*                                  192,031
  2,000 Pulitzer, Inc.                                          80,625
 10,000 Rogers Communications, Inc., Class B                   247,500
  2,500 Salem Communications Corp., Class A*                    56,563
    500 Spanish Broadcasting System, Inc., Class A*             20,125
  1,500 The McClatchy Company, Class A                          64,875
  1,000 The McGraw-Hill Companies, Inc.                         61,625
  1,000 The Times Mirror Company, Class A                       67,000
  3,000 Tribune Co.                                            165,188
  2,000 USA Networks, Inc.*                                    110,500
  4,500 Viacom, Inc., Class A                                  271,969
                                                            ----------
                                                             2,550,606
                                                            ----------

        Communications - 10.7%
  1,000 Aerial Communications, Inc.*                            60,875
  2,500 American Tower Corporation, Class A*                    76,406
  2,000 COMSAT Corp.                                            39,750
  2,400 Globalstar Telecommunications, Ltd.*                   105,600
  1,000 Nextel Communications, Inc., Class A*                  103,125
    500 Omnipoint Corp.*                                        60,313
  5,000 Paxson Communications Corp.*                            59,688

                                                Value
  Shares                                      (Note 2)
-------------------------------------------------------

         Communications (continued)
   6,000 Price Communications Corp.          $  166,875
  11,000 Telecom Italia Mobile SPA              122,271
   1,000 Telecom Italia SPA-Sp ADR              140,000
                                             ----------
                                                934,903
                                             ----------

         Industrial - Diversified - 5.1%
     400 Mannesmann AG                           96,381
   1,500 Mark IV Industries, inc.                26,531
   3,600 Vivendi                                323,483
                                             ----------
                                                446,395
                                             ----------

         Entertainment & Leisure - 5.1%
   5,000 Ascent Entertainment Group, Inc.*       63,438
   1,500 Blockbuster Inc., Class A               20,063
   3,000 Gaylord Entertainment Co.               89,813
   6,000 GC Companies, Inc.*                    155,250
   2,000 The Walt Disney Co.                     58,500
     800 Time Warner, Inc.                       57,950
                                             ----------
                                                445,014
                                             ----------

         Commercial Services - 2.1%
   4,099 Cendant Corp.*                         108,880
   2,500 The Dun & Bradstreet Corp.              73,750
                                             ----------
                                                182,630
                                             ----------

         Water Companies - 2.0%
   1,500 Aquarion Co.                            55,500
   1,000 SJW Corp.                              120,250
                                             ----------
                                                175,750
                                             ----------

         Lodging - 1.9%
   8,000 Aztar Corp.*                            87,000
  13,000 Hilton Group Plc                        41,538
   4,000 Hilton Hotels Corp.                     38,500
                                             ----------
                                                167,038
                                             ----------

         Electric Utilities - 1.6%
   5,000 Citizens Utilities Co., Class B*        70,938
   2,000 MidAmerican Energy Holdings Co.         67,375
                                             ----------
                                                138,313
                                             ----------

         Oil & Gas - 1.5%
   2,000 MCN Energy Group, Inc.                  47,500
   3,000 WICOR, Inc.                             87,563
                                             ----------
                                                135,063
                                             ----------

         Insurance - 1.4%
   3,000 The Liberty Corp.                      126,563
                                             ----------

         Electronics - 1.1%
   2,000 PubliCARD, Inc.*                        13,125
     300 Sony Corp. ADR                          85,425
                                             ----------
                                                 98,550
                                             ----------

         Retailers - 1.0%
   8,000 Lillian Vernon Corp.                    89,000
                                             ----------

                       See Notes to Financial Statements.
--------------------------------------------

                   The Global Interactive/Telecomm Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                  Value
   Shares                                                       (Note 2)
-------------------------------------------------------------------------

          Advertising - 0.7%
    3,500 Ackerley Group, Inc.                                 $   63,438
                                                               ----------

          Transportation - 0.3%
    3,000 Travel Services International, Inc.*                     27,375
                                                               ----------

          Beverages, Food & Tobacco - 0.3%
      500 The Seagram Company, Ltd.                                22,469
                                                               ----------
          Total Common Stocks                                   8,742,928
                                                               ----------
          (Cost $5,686,844)
 CONVERTIBLE PREFERRED STOCKS - 1.5%

          Telephone Systems - 0.9%
    1,000 Sprint, 8.25%                                            74,250
                                                               ----------

          Electric Utilities - 0.6%
    1,000 Citizens Utilities Co., 5.00%                            56,375
                                                               ----------
          Total Convertible Preferred Stocks                      130,625
                                                               ----------
          (Cost $84,049)
 Maturity
  Amount
 --------

 REPURCHASE AGREEMENTS - 0.6%

          Investors Bank & Trust Repurchase Agreement - 0.6%
 $ 56,167 Dated 12/31/1999 at 3.06%, due 01/03/2000,
          collateralized by a Fannie Mae Obligation, 6.98%,
          04/01/2026, with a market value of $59,073               56,153
                                                               ----------
          Total Repurchase Agreements                              56,153
                                                               ----------
          (Cost $56,153)

                     Value
    Shares         (Note 2)
-----------------------------

 Total
  Investments -
   101.7%         $8,929,706
                  ----------
 (Cost
  $5,827,046)
 Net Other
  Assets and
  Liabilities -
   (1.7)%           (147,924)
                  ----------
 Total Net
  Assets -
   100.0%         $8,781,782
                  ==========

------------------
*   Non-income producing security.
ADR American Depositary Receipt
FEDERAL INCOME TAX INFORMATION (NOTE 2)
At December 31, 1999, the aggregate cost of investment securities for tax pur-poses was $5,839,868. Net unrealized appreciation (depreciation) aggregated $3,089,838, of which $3,312,236 related to appreciated investment securities and $(222,398) related to depreciated investment securities.
OTHER INFORMATION
For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $5,696,098 and $2,880,235 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                       The International Growth Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
 COMMON STOCKS - 99.8%

         Switzerland - 18.5%
     575 Geberit International AG           $  196,807
     480 Synthes-Stratec, Inc.*                219,758
     400 The Selecta Group - Registered        125,604
                                            ----------
                                               542,169
                                            ----------
         United Kingdom - 13.1%
  80,000 McBride Plc                           127,238
  30,000 Photobition Group Plc                 158,644
  45,200 Victrex Plc                            99,989
                                            ----------
                                               385,871
                                            ----------
         Sweden - 13.1%
  17,600 Investment AB Bure                    119,967
  13,500 IRO AB                                147,550
   8,325 Nobel Biocare AB                      117,405
                                            ----------
                                               384,922
                                            ----------
         Israel - 10.9%
   2,100 Orbotech, Ltd.                        162,750
   5,500 Tecnomatix Technologies, Ltd.*        158,125
                                            ----------
                                               320,875
                                            ----------
         Norway - 10.0%
   5,300 Kverneland ASA                        107,117
  28,500 Norsk Lotteridrift ASA                110,224
   7,500 ProSafe ASA*                           77,194
                                            ----------
                                               294,535
                                            ----------
         Netherlands - 8.0%
   2,263 Endemol Entertainment Holding NV      121,498
   2,000 Van Melle NV                          114,724
                                            ----------
                                               236,222
                                            ----------
         Hong Kong - 7.1%
 264,000 Hung Hing Printing Group, Ltd.         99,338
 630,750 Lung Kee (Bermuda) Holdings           109,540
                                            ----------
                                               208,878
                                            ----------

                                                                  Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
          Italy - 6.7%
  44,100  Ducati Motor Holding SpA*                            $  114,279
  10,500  Industria Macchine Automatiche                           82,853
                                                               ----------
                                                                  197,132
                                                               ----------
          France - 4.3%
  20,000  Lectra Systemes*                                        124,989
                                                               ----------
          Canada - 4.2%
  25,000  Danier Leather, Inc.*                                    96,985
   4,830  Shermag, Inc.*                                           25,932
                                                               ----------
                                                                  122,917
                                                               ----------
          Mexico - 3.9%
  89,600  Nadro SA, Class B                                       113,478
                                                               ----------
          Total Common Stocks                                   2,931,988
                                                               ----------
          (Cost $2,599,812)
 Maturity
   Amount
 --------
 REPURCHASE AGREEMENTS - 1.5%
          Investors Bank & Trust Repurchase Agreement - 1.5%
 $43,271  Dated 12/31/1999 at 3.06%, due 01/03/2000,
          collateralized by a Freddie Mac Obligation, 6.22%,
          01/01/2021, with a market value of $45,531               43,260
                                                               ----------
          Total Repurchase Agreements                              43,260
                                                               ----------
          (Cost $43,260)
 Total Investments - 101.3%                                     2,975,248
                                                               ----------
 (Cost $2,643,072)
 Net Other Assets and Liabilities - (1.3)%                        (37,862)
                                                               ----------
 Total Net Assets - 100.0%                                     $2,937,386
                                                               ==========

------------------
*Non-income producing security.

FEDERAL INCOME TAX INFORMATION (NOTE 2)
At December 31, 1999, the aggregate cost of investment securities for tax pur-poses was $2,643,297. Net unrealized appreciation (depreciation) aggregated $331,951, of which $634,355 related to appreciated investment securities and $(302,404) related to depreciated investment securities.
OTHER INFORMATION
For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,589,682 and $2,026,600 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                       The International Growth Portfolio

             PORTFOLIO OF INVESTMENTS Continued . December 31, 1999
--------------------------------------------------------------------------------


Industry Concentration
   of Common Stocks
as a Percentage of Net
        Assets:

Medical Supplies            11.4%
Computer Software &
 Processing                  9.6%
Miscellaneous                8.8%
Building Materials           6.7%
Heavy Machinery              6.5%
Financial Services           5.6%
Electronics                  5.5%
Advertising                  5.4%
Household Products           4.3%
Food Retailers               4.3%
Media - Broadcasting &
 Publishing                  4.1%
Beverages, Food & Tobacco    3.9%
Automotive                   3.9%
Pharmaceuticals              3.9%
Entertainment & Leisure      3.8%
Chemicals                    3.4%
Forest Products & Paper      3.4%
Retailers                    3.3%
Oil & Gas                    2.6%
Home Construction,
 Furnishings & Appliances    0.9%
Net Other Assets and
 Liabilities                -1.3%
                           ------
                           100.0%
                           ======

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Growth Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 93.3%
         Computer Software & Processing - 13.2%
     287 America Online, Inc.                      $   21,651
   1,001 Computer Associates International, Inc.       70,007
     476 Electronic Data Systems Corp.                 31,862
     819 First Data Corp.                              40,387
   2,513 Microsoft Corp.                              293,393
   2,163 Novell, Inc.*                                 86,385
     182 Yahoo!, Inc.*                                 78,749
                                                   ----------
                                                      622,434
                                                   ----------
         Computers & Information - 9.3%
     455 Cisco Systems, Inc.                           48,742
   1,750 Dell Computer Corp.                           89,250
     980 Hewlett-Packard Co.                          111,659
   1,260 International Business Machines Corp.        136,080
     140 Lexmark International Group, Inc.*            12,670
     854 Pitney Bowes, Inc.                            41,259
                                                   ----------
                                                      439,660
                                                   ----------
         Telephone Systems - 8.0%
   1,715 Bell Atlantic Corp.                          105,580
   2,268 BellSouth Corp.                              106,171
     343 GTE Corp.                                     24,203
     987 MCI WorldCom, Inc.                            52,373
     875 Sprint Corp.                                  58,898
     154 Sprint Corp. (PCS Group)*                     15,785
     168 U.S. West, Inc.                               12,096
                                                   ----------
                                                      375,106
                                                   ----------
         Pharmaceuticals - 7.6%
   1,176 Amgen, Inc.                                   70,633
   1,106 Bristol-Myers Squibb Co.                      70,991
     294 Eli Lilly and Co.                             19,551
     826 Merck & Co., Inc.                             55,394
   1,365 Pfizer, Inc.                                  44,277
   1,666 Schering-Plough Corp.                         70,284
     294 Warner-Lambert Co.                            24,090
                                                   ----------
                                                      355,220
                                                   ----------
         Automotive - 5.0%
   1,827 Ford Motor Co.                                97,630
   1,358 General Motors Corp.                          98,710
     217 Navistar International Corp.*                 10,280
     637 PACCAR, Inc.                                  28,227
                                                   ----------
                                                      234,847
                                                   ----------
         Insurance - 4.9%
   1,344 American International Group, Inc.           145,320
   1,085 CIGNA Corp.                                   87,410
                                                   ----------
                                                      232,730
                                                   ----------

                                                             Value
  Shares                                                   (Note 2)
--------------------------------------------------------------------
         Banking - 4.9%
   2,366 Firstar Corp.                                    $   49,982
     308 J. P. Morgan & Company, Inc.                         39,000
   1,022 PNC Bank Corp.                                       45,479
   1,232 The Chase Manhattan Corp.                            95,711
                                                          ----------
                                                             230,172
                                                          ----------
         Media-Broadcasting & Publishing - 4.7%
     266 CBS Corp.*                                           17,007
   1,463 Comcast Corp.                                        73,973
     889 MediaOne Group, Inc.*                                68,286
     896 Tribune Co.                                          49,336
     245 Viacom, Inc., Class B                                14,807
                                                          ----------
                                                             223,409
                                                          ----------
         Electronics - 4.4%
   1,932 Intel Corp.                                         159,028
     616 Micron Technology, Inc.*                             47,894
                                                          ----------
                                                             206,922
                                                          ----------
         Oil & Gas - 4.1%
     959 Atlantic Richfield Co.                               82,953
     602 Exxon Mobil Corp.                                    48,499
     882 Phillips Petroleum Co.                               41,454
   1,484 Union Pacific Resources Group, Inc.                  18,921
                                                          ----------
                                                             191,827
                                                          ----------
         Beverages, Food & Tobacco - 3.9%
   1,225 Anheuser-Busch Companies, Inc.                       86,822
     413 General Mills, Inc.                                  14,765
   1,197 The Coca-Cola Co.                                    69,725
     231 Unilever NV                                          12,575
                                                          ----------
                                                             183,887
                                                          ----------
         Industrial-Diversified - 3.8%
   1,064 General Electric Co.                                164,654
     273 Honeywell International Inc.                         15,749
                                                          ----------
                                                             180,403
                                                          ----------
         Medical Supplies - 2.6%
   1,323 Johnson & Johnson                                   123,204
                                                          ----------
         Metals - 2.6%
   2,086 Freeport-McMoRan Copper & Gold, Inc., Class B*       44,067
   3,353 Inco, Ltd.*                                          78,795
                                                          ----------
                                                             122,862
                                                          ----------
         Communications - 2.4%
   1,512 Lucent Technologies, Inc.                           113,117
                                                          ----------
         Restaurants - 2.4%
  15,375 New York Restaurant Group (A)                       111,315
                                                          ----------

                       See Notes to Financial Statements.
--------------------------------------------

                              The Growth Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Apparel Retailers - 1.7%
   1,820 The Limited, Inc.                            $   78,829
                                                      ----------
         Financial Services - 1.4%
     455 Providian Financial Corp.                        41,433
     595 The Charles Schwab Corp.                         22,833
                                                      ----------
                                                          64,266
                                                      ----------
         Airlines - 1.1%
   1,015 Delta Air Lines, Inc.                            50,560
                                                      ----------
         Food Retailers - 0.9%
   1,596 The Great Atlantic & Pacific Tea Co., Inc.       44,489
                                                      ----------
         Forest Products & Paper - 0.9%
     861 Georgia-Pacific Group                            43,696
                                                      ----------
         Electric Utilities - 0.9%
   1,568 Edison International                             41,062
                                                      ----------
         Transportation - 0.8%
   1,778 Brunswick Corp.                                  39,560
                                                      ----------
         Chemicals - 0.5%
     553 Occidental Petroleum Corp.                       11,959
      77 The Dow Chemical Co.                             10,289
                                                      ----------
                                                          22,248
                                                      ----------
         Retailers - 0.4%
     259 Wal-Mart Stores, Inc.                            17,903
                                                      ----------
         Building Materials - 0.4%
     910 Owens Corning                                    17,574
                                                      ----------

                                                                  Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
          Heavy Machinery - 0.3%
      294 Cummins Engine Co., Inc.                             $   14,204
                                                               ----------
          Commercial Services - 0.2%
      259 The Dun & Bradstreet Corp.                                7,641
                                                               ----------
          Total Common Stocks                                   4,389,147
                                                               ----------
          (Cost $4,008,995)
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (B) - 0.8%
          U.S. Treasury Bill - 0.8%
   40,000 4.83%, 03/16/2000 (C)                                    39,174
                                                               ----------
          Total U.S. Government and Agency Obligations             39,174
                                                               ----------
          (Cost $39,174)
 Maturity
   Amount
 --------
 REPURCHASE AGREEMENTS - 6.6%
          Investors Bank & Trust Repurchase Agreement - 6.6%
 $308,794 Dated 12/31/1999 at 3.06%, due 01/03/2000,
          collateralized by a Freddie Mac Obligation, 7.50%,
          05/15/2023, with a market value of $327,265             308,716
                                                               ----------
          Total Repurchase Agreements                             308,716
                                                               ----------
          (Cost $308,716)
 Total Investments - 100.7%                                     4,737,037
                                                               ----------
 (Cost $4,356,885)
 Net Other Assets and Liabilities - (0.7)%                        (33,960)
                                                               ----------
 Total Net Assets - 100.0%                                     $4,703,077
                                                               ==========

------------------
*   Non-income producing security.
(A) Security is valued by management (Note 1).
(B) Effective yield at time of purchase.
(C) Security has been deposited as initial margin on futures contracts. At December 31, 1999, the Portfolio's open futures contracts were as follows:

Number of
Contracts      Contract          Expiration         Aggregate          Market Value at
Purchased        Type               Date              Cost            December 31, 1999
---------      --------          ----------         ---------         -----------------
     2         S & P 500          Mar-2000          $714,875              $742,100
                                                    ========              ========

FEDERAL INCOME TAX INFORMATION (NOTE 2)
At December 31, 1999, the aggregate cost of investment securities for tax pur-poses was $4,391,625. Net unrealized appreciation (depreciation) aggregated $345,412, of which $488,297 related to appreciated investment securities and $(142,885) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $16,604 of capital losses attributable to Post-October losses.
OTHER INFORMATION
For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $15,840,297 and $16,644,261 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Value Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
 COMMON STOCKS - 98.4%
         Beverages, Food & Tobacco - 18.8%
   9,000 Archer-Daniels-Midland Co.                   $  109,687
   7,000 Bush Boake Allen, Inc.*                         171,937
   9,000 Celestial Seasonings, Inc.*                     167,485
   8,000 Corn Products International, Inc.               262,000
  30,000 General Cigar Holdings, Inc.*                   249,375
   1,501 General Cigar Holdings, Inc., Class B*           12,477
   1,000 General Mills, Inc.                              35,750
   2,000 H.J. Heinz Co.                                   79,625
   3,000 Kellogg Co.                                      92,438
   1,500 Pepsi Bottling Group, Inc.                       24,844
   7,000 PepsiAmericas, Inc.*                             26,250
   3,000 Ralston-Ralston Purina Group                     83,625
   3,000 The Topps Co., Inc.*                             31,125
  10,000 Weider Nutrition International, Inc.             36,875
   7,500 Whitman Corp.                                   100,781
                                                      ----------
                                                       1,484,274
                                                      ----------
         Media-Broadcasting & Publishing - 8.0%
     500 Cablevision Systems Corp.*                       37,750
   5,000 Gray Communications Systems, Inc., Class B       67,500
   2,000 Lee Enterprises, Inc.                            63,875
   2,000 Media General, Inc., Class A                    104,000
   2,500 MediaOne Group, Inc.*                           192,031
   1,000 The McClatchy Co., Class A                       43,250
   2,000 Viacom, Inc., Class A                           120,875
                                                      ----------
                                                         629,281
                                                      ----------
         Heavy Machinery - 6.0%
   3,000 Ampco-Pittsburgh Corp.                           30,375
  10,000 Baldwin Technology Co., Class A*                 21,250
  10,000 Fedders Corp.                                    55,000
   2,000 Fedders Corp., Class A                           10,250
   4,000 Flowserve Corp.                                  68,000
   5,000 Hussmann International, Inc.                     75,313
   2,000 IDEX Corp.                                       60,750
   1,000 Modine Manufacturing Co.                         25,000
   4,000 SPS Technologies, Inc.*                         127,750
                                                      ----------
                                                         473,688
                                                      ----------
         Electronics - 5.5%
  40,000 Oak Technology, Inc.*                           377,500
     200 Sony Corp. ADR                                   56,950
                                                      ----------
                                                         434,450
                                                      ----------
         Electric Utilities - 5.4%
  10,100 Citizens Utilities Co., Class B*                143,294
  20,000 El Paso Electric Co.*                           196,250
   2,000 Florida Progress Corp.                           84,625
                                                      ----------
                                                         424,169
                                                      ----------

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------
         Pharmaceuticals - 5.1%
  15,000 Carter-Wallace, Inc.                  $  269,062
   5,000 IVAX Corp.*                              128,750
                                               ----------
                                                  397,812
                                               ----------
         Automotive - 4.9%
   2,000 Arvin Industries, Inc.                    56,750
   5,000 AutoNation, Inc.*                         46,250
   2,000 Dana Corp.                                59,875
  20,000 Earl Scheib, Inc.*                        58,750
   1,000 Meritor Automotive, Inc.                  19,375
   1,000 Standard Motor Products, Inc.             16,125
   2,800 Tenneco Automotive Inc.                   26,075
   7,000 Wynn's International, Inc.                98,875
                                               ----------
                                                  382,075
                                               ----------
         Oil & Gas - 4.6%
     500 Eastern Enterprises                       28,719
   3,200 MCN Energy Group, Inc.                    76,000
   6,000 Southwest Gas Corp.                      138,000
   4,000 WICOR, Inc.                              116,750
                                               ----------
                                                  359,469
                                               ----------
         Insurance - 3.7%
   2,000 Argonaut Group, Inc.                      39,750
   5,000 The Liberty Corp.                        210,938
   2,000 The Midland Co.                           41,500
                                               ----------
                                                  292,188
                                               ----------
         Food Retailers - 3.6%
   1,000 Albertson's, Inc.                         32,250
   2,000 Hannaford Brothers Co.                   138,625
  10,000 Ingles Markets, Inc., Class A            111,250
                                               ----------
                                                  282,125
                                               ----------
         Entertainment & Leisure - 3.3%
   5,000 Gaylord Entertainment Co.                149,687
   3,000 GC Companies, Inc.*                       77,625
     500 Time Warner, Inc.                         36,219
                                               ----------
                                                  263,531
                                               ----------
         Forest Products & Paper - 3.2%
   5,000 Greif Bros. Corp.                        148,750
   5,000 Nashua Corp.*                             37,500
   6,000 Pactiv Corp.*                             63,750
                                               ----------
                                                  250,000
                                               ----------
         Retailers - 3.1%
  12,000 Lillian Vernon Corp.                     133,500
   4,000 Neiman Marcus Group, Inc., Class A*      111,750
                                               ----------
                                                  245,250
                                               ----------
         Water Companies - 3.0%
   1,000 E-Town Corporation                        62,250
   5,000 United Water Resources, Inc.             170,938
                                               ----------
                                                  233,188
                                               ----------

                       See Notes to Financial Statements.
--------------------------------------------

                              The Value Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Aerospace & Defense - 2.8%
   2,500 Sequa Corp., Class B*                       $  150,000
   7,365 The Fairchild Corp., Class A*                   66,745
                                                     ----------
                                                        216,745
                                                     ----------
         Commercial Services - 2.6%
   5,000 Burns International Services Corp.*             54,062
  10,000 Rollins, Inc.                                  150,000
                                                     ----------
                                                        204,062
                                                     ----------
         Lodging - 2.3%
   6,000 Aztar Corp.*                                    65,250
  10,000 Hilton Hotels Corp.                             96,250
   7,000 Trump Hotels & Casino Resorts, Inc.*            23,625
                                                     ----------
                                                        185,125
                                                     ----------
         Chemicals - 2.0%
   3,000 Ferro Corp.                                     66,000
   3,000 Sybron Chemicals Inc*                           35,250
   1,500 The Dexter Corp.                                59,625
                                                     ----------
                                                        160,875
                                                     ----------
         Financial Services - 2.0%
  10,000 The Pioneer Group, Inc.*                       157,500
                                                     ----------
         Real Estate - 1.9%
  12,000 Catellus Development Corp.*                    153,750
                                                     ----------
         Metals - 1.7%
   2,000 CIRCOR International, Inc.*                     20,625
   1,000 Curtiss-Wright Corp.                            36,875
   5,000 Watts Industries, Inc., Class A                 73,750
                                                     ----------
                                                        131,250
                                                     ----------
         Telephone Systems - 1.6%
   1,000 AT&T Corp. - Liberty Media Group, Class A       56,750
     500 Hector Communications Corp.                      7,002
     500 Telephone and Data Systems, Inc.                63,000
                                                     ----------
                                                        126,752
                                                     ----------

                                                                  Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
          Advertising - 1.2%
    2,500 Ackerley Group, Inc.                                 $   45,312
    2,000 Penton Media, Inc.                                       48,000
                                                               ----------
                                                                   93,312
                                                               ----------
          Transportation - 1.1%
    2,500 GATX Corp.                                               84,375
                                                               ----------
          Electrical Equipment - 0.7%
    1,000 AMETEK, Inc.                                             19,063
    3,000 Kollmorgen Corp.                                         36,938
                                                               ----------
                                                                   56,001
                                                               ----------
          Communications - 0.3%
    2,000 Allen Telecom, Inc.*                                     23,125
                                                               ----------
          Total Common Stocks                                   7,744,372
                                                               ----------
          (Cost $7,783,123)
 CONVERTIBLE PREFERRED STOCKS - 0.9%
          Telephone Systems - 0.9%
    1,000 Sprint, 8.25%                                            74,250
                                                               ----------
          Total Convertible Preferred Stocks                       74,250
                                                               ----------
          (Cost $42,800)
 Maturity
   Amount
 --------
 REPURCHASE AGREEMENTS - 1.5%
          Investors Bank & Trust Repurchase Agreement - 1.5%
 $119,015 Dated 12/31/1999 at 3.06%, due 01/03/2000,
          collateralized by a Freddie Mac Obligation, 5.91%,
          07/15/2008, with a market value of $125,161             118,985
                                                               ----------
          Total Repurchase Agreements                             118,985
                                                               ----------
          (Cost $118,985)
 Total Investments - 100.8%                                     7,937,607
                                                               ----------
 (Cost $7,944,908)
 Net Other Assets and Liabilities - (0.8)%                        (64,920)
                                                               ----------
 Total Net Assets - 100.0%                                     $7,872,687
                                                               ==========

------------------
*   Non-income producing security.
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost of investment securities for tax pur-poses was $7,987,584. Net unrealized appreciation (depreciation) aggregated $(49,977), of which $1,058,001 related to appreciated investment securities and $(1,107,978) related to depreciated investment securities.
OTHER INFORMATION
For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $4,803,005 and $1,248,270 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         The Strategic Income Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                              Moody's Ratings    Value
 Par Value                                      (Unaudited)    (Note 2)
------------------------------------------------------------------------

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 98.7%

           Fannie Mae - 40.5%
 $ 40,000  6.00%, 05/15/2008                        Aaa       $   37,445
   34,032  6.00%, 08/01/2013                        Aaa           32,316
   72,106  6.00%, 01/01/2029                        Aaa           66,037
   70,000  6.50%, 04/29/2009                        Aaa           65,698
   90,359  6.50%, 06/01/2013                        Aaa           87,712
   44,331  6.50%, 07/01/2014                        Aaa           43,033
   69,062  6.50%, 10/01/2028                        Aaa           65,117
  164,656  7.00%, TBA                               Aaa          159,202
   43,473  7.50%, 03/01/2028                        Aaa           43,031
   25,000  7.50%, TBA                               Aaa           24,719
                                                              ----------
                                                                 624,310
                                                              ----------

           U.S. Treasury Bond - 13.5%
   45,000  7.13%, 02/15/2023                        Aaa           46,870
  145,000  7.63%, 02/15/2025                        Aaa          160,724
                                                              ----------
                                                                 207,594
                                                              ----------

           Ginnie Mae - 13.5%
   69,154  6.50%, 11/15/2028                        Aaa           64,983
   69,579  7.00%, TBA                               Aaa           67,274
   74,242  8.00%, 08/15/2025                        Aaa           75,062
                                                              ----------
                                                                 207,319
                                                              ----------

           Farmer Mac - 9.8%
  150,000  6.92%, 02/10/2001                        Aaa          150,812
                                                              ----------

           Sallie Mae - 9.7%
  150,000  6.05%, 09/14/2000                        Aaa          149,748
                                                              ----------

           Tennessee Valley Authority - 9.7%
  150,000  6.50%, 08/20/2001(A)                     AAA          149,473
                                                              ----------

           U.S. Treasury Note - 2.0%
   30,000  6.88%, 05/15/2006                        Aaa           30,534
                                                              ----------
           Total U.S. Government and Agency
           Obligations                                         1,519,790
                                                              ----------
           (Cost $1,585,420)

 CORPORATE DEBT - 9.8%

           Lucent Technologies, Inc. - 2.8%
   50,000  6.45%, 03/15/2029                        A             43,681
                                                              ----------

           Safeway, Inc. - 1.6%
   25,000  7.50%, 09/15/2009                        Baa           24,729
                                                              ----------

           American General Corp. - 1.6%
   25,000  5.80%, 03/15/2002                        A             24,323
                                                              ----------
           Ford Motor Credit Co. - 1.5%
   25,000  5.80%, 01/12/2009                        A             22,225
                                                              ----------

                                                  Moody's Ratings    Value
 Par Value                                          (Unaudited)    (Note 2)
-----------------------------------------------------------------------------

 CORPORATE DEBT - (continued)

           International Paper Co. - 1.4%
 $ 25,000  6.88%, 04/15/2029                            A         $   21,858
                                                                  ----------

           IBM Corp. - 0.9%
   15,000  6.50%, 01/15/2028                            A             13,318
                                                                  ----------
           Total Corporate Debt                                      150,134
                                                                  ----------
           (Cost $164,370)

 ASSET BACKED SECURITIES - 3.2%

           Citibank Credit Card Master Trust -
            1.6%
   25,000  6.65%, 11/15/2006                            Aaa           24,576
                                                                  ----------
           Discover Card Master Trust I, Series
           1993-3, Class A - 1.6%
   25,000  6.20%, 05/16/2006                            Aaa           24,328
                                                                  ----------
           Total Asset Backed Securities                              48,904
                                                                  ----------
           (Cost $49,489)

 SOVEREIGN DEBT OBLIGATIONS - 1.5%

           Province of Alberta - 1.5%
   25,000  4.88%, 10/29/2003                            Aa            23,410
                                                                  ----------
           Total Sovereign Debt Obligations                           23,410
                                                                  ----------
           (Cost $23,655)
 Maturity
 Amount
 --------

 REPURCHASE AGREEMENTS - 2.8%

           Investors Bank & Trust Repurchase
           Agreement - 2.8%
 $ 43,320  Dated 12/31/1999 at 3.06%, due
           01/03/2000, collateralized by a
           Ginnie Mae Obligation, 6.38%,
           01/20/2026, with a market value of
           $45,722                                                    43,309
                                                                  ----------
           Total Repurchase Agreements                                43,309
                                                                  ----------
           (Cost $43,309)
 Total Investments - 116.0%                                        1,785,547
                                                                  ----------
 (Cost $1,866,243)
 Net Other Assets and Liabilities - (16.0)%                         (245,962)
                                                                  ----------
 Total Net Assets - 100.0%                                        $1,539,585
                                                                  ==========


------------------
(A) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
TBA Forward Commitment (Note 2)

                       See Notes to Financial Statements.
--------------------------------------------

                         The Strategic Income Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (NOTE 2)
At December 31, 1999, the aggregate cost of investment securities for tax pur-poses was $1,866,243. Net unrealized appreciation (depreciation) aggregated $(80,696), of which $0 related to appreciated investment securities and $(80,696) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $25,871 of capital losses attributable to Post-October losses.

At December 31, 1999, the Portfolio had a capital loss carryforward of $24,394 which expires in 2007.
OTHER INFORMATION
For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $149,531 and $23,884 of non-governmental issuers, respectively, and $2,711,226 and $2,759,445 of U.S. Government and Agency issuers, respectively.

The composition of ratings of debt holdings as a percentage of total value of investments in securities is as follows:


          Moody's Ratings                                      Standard & Poor's Ratings
            (Unaudited)                                               (Unaudited)
   Aaa                       79.5%                             AAA                                   8.4%
   Aa                         1.3%
   A                          7.0%
   Baa                        1.4%
   NR                         2.4%
                         --------
                             91.6%
                         ========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

            STATEMENTS OF ASSETS AND LIABILITIES . December 31, 1999
--------------------------------------------------------------------------------

                             Global
                          Interactive/ International                        Strategic
                            Telecomm      Growth       Growth     Value       Income
                           Portfolio     Portfolio   Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
 Investments at cost....   $5,827,046   $2,643,072   $4,356,885 $7,944,908  $1,866,243
 Net unrealized
  appreciation
  (depreciation)........    3,102,660      332,176      380,152     (7,301)    (80,696)
                           ----------   ----------   ---------- ----------  ----------
 Total investments at
  value.................    8,929,706    2,975,248    4,737,037  7,937,607   1,785,547
Receivable for
 investments sold.......           --      103,845           --         --          --
Receivable for expense
 reimbursement (Note
 5).....................           --        9,091        3,715        442       2,186
Receivable for variation
 margin.................           --           --        1,700         --          --
Interest and dividend
 receivables............        5,616        6,163        5,349      7,033      24,559
Dividend tax reclaim
 receivables............          552        2,606           --         --          --
Deferred organizational
 expense (Note 2).......        5,172        5,825        5,166      5,166          --
Deferred insurance
 expense................        1,653        1,657        1,657      1,657       1,657
                           ----------   ----------   ---------- ----------  ----------
 Total Assets...........    8,942,699    3,104,435    4,754,624  7,951,905   1,813,949
                           ----------   ----------   ---------- ----------  ----------
LIABILITIES:
Payable for investments
 purchased..............       54,687           --           --      6,775     254,764
Payable for shares
 repurchased............       10,380        3,600        5,658      9,276       2,503
Payable to custodian....           --      103,845           --         --          --
Advisory fee payable
 (Note 3)...............       56,116       15,675        5,279      2,522       3,369
Accrued expenses and
 other payables.........       39,734       43,929       40,610     60,645      13,728
                           ----------   ----------   ---------- ----------  ----------
 Total Liabilities......      160,917      167,049       51,547     79,218     274,364
                           ----------   ----------   ---------- ----------  ----------
NET ASSETS..............   $8,781,782   $2,937,386   $4,703,077 $7,872,687  $1,539,585
                           ==========   ==========   ========== ==========  ==========
NET ASSETS consist of
Paid-in capital (Note 1
 and Note 5)............   $5,567,628   $2,573,831   $3,958,150 $7,726,253  $1,670,546
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........           (2)          83       10,277         --          --
Accumulated
 (distribution in excess
 of) net realized gain
 (loss) on investments
 sold, forward foreign
 currency contracts, and
 foreign currency
 transactions...........      111,495       31,123      327,273    153,735     (50,265)
Net unrealized
 appreciation
 (depreciation) of
 investments, assets and
 liabilities in foreign
 currency and futures
 contracts..............    3,102,661      332,349      407,377     (7,301)    (80,696)
                           ----------   ----------   ---------- ----------  ----------
TOTAL NET ASSETS........   $8,781,782   $2,937,386   $4,703,077 $7,872,687  $1,539,585
                           ==========   ==========   ========== ==========  ==========
Shares of beneficial
interest outstanding
(unlimited
authorization, par value
of $0.001 per share)....      401,313      240,367      326,187    612,767     162,903
NET ASSET VALUE,
Offering and redemption
price per share (Net
Assets/Shares
Outstanding)............   $    21.88   $    12.22   $    14.42 $    12.85  $     9.45
                           ==========   ==========   ========== ==========  ==========

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

        STATEMENTS OF OPERATIONS . For the year ended December 31, 1999
--------------------------------------------------------------------------------

                                     Global
                                  Interactive/ International                       Strategic
                                    Telecomm      Growth      Growth      Value     Income
                                   Portfolio     Portfolio   Portfolio  Portfolio  Portfolio
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.......................   $   33,822   $    6,044   $  18,587  $   9,133  $ 129,249
 Dividends......................       36,067       67,097      70,715     96,666         --
 Less net foreign taxes
  withheld......................         (624)      (6,838)     (2,000)      (223)        --
                                   ----------   ---------    ---------  ---------  ---------
 Total investment income........       69,265       66,303      87,302    105,576    129,249
                                   ----------   ---------    ---------  ---------  ---------
EXPENSES
 Investment advisory fees (Note
  3)............................      176,236       35,057      17,663         --      7,785
 Custodian fees and Fund
  Accounting fees...............       49,732       54,977      63,762     53,559     49,531
 Legal fees.....................       16,836       12,777      13,297     22,664      6,562
 Audit fees.....................       29,343       12,339      21,691     37,077      9,569
 Trustees' fees and expenses
  (Note 3)......................        7,627        3,196       5,618      9,603      2,478
 Reports to shareholders........       12,050       25,021      12,785     17,298      4,304
 Registration and filing
  expense.......................          142           88         149        257         55
 Amortization of organization
  costs (Note 2)................        4,753        4,756       4,756      4,756         --
 Insurance......................        3,830        3,826       3,826      3,826      3,826
 Miscellaneous..................          261          257         259        258        258
                                   ----------   ---------    ---------  ---------  ---------
 Total expense before
  reimbursements................      300,810      152,294     143,806    149,298     84,368
 Less expense reimbursements
  (Note 5)......................      (21,353)     (73,873)    (66,781)   (47,639)   (43,569)
 Less expenses waived (Note
  4)............................           --           --          --         --     (2,788)
                                   ----------   ---------    ---------  ---------  ---------
 Total expenses net of expense
  reimbursements................      279,457       78,421      77,025    101,659     38,011
                                   ----------   ---------    ---------  ---------  ---------
NET INVESTMENT INCOME (LOSS)....     (210,192)     (12,118)     10,277      3,917     91,238
                                   ----------   ---------    ---------  ---------  ---------
REALIZED AND UNREALIZED
 GAIN (LOSS ON INVESTMENTS (Note
 2):
 Net realized gain (loss) on
  investments sold..............    1,389,435      327,160     926,058  1,145,729    (47,005)
 Net realized gain (loss) on
  forward foreign currency
  contracts.....................           (2)      (2,796)         --         --          1
 Net realized gain (loss) on
  foreign currency
  transactions..................          (12)        (645)         --         --         --
 Net change in unrealized
  appreciation (depreciation) of
  investments and futures
  contracts.....................    2,112,983      582,256     (56,459)  (545,444)  (105,347)
 Net change in unrealized
  appreciation (depreciation) of
  forward foreign currency
  contracts.....................           --          (98)         --         --         --
 Net change in unrealized
  appreciation (depreciation) of
  assets and liabilities in
  foreign currency..............            1          299          --         --         --
                                   ----------   ---------    ---------  ---------  ---------
NET GAIN (LOSS) ON INVESTMENTS..    3,502,405      906,176     869,599    600,285   (152,351)
                                   ----------   ---------    ---------  ---------  ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $3,292,213   $  894,058   $ 879,876  $ 604,202  $ (61,113)
                                   ==========   =========    =========  =========  =========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           [INTENTIONALLY LEFT BLANK]

                               The Fulcrum Trust

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                 Global Interactive/    International Growth
                                 Telecomm Portfolio           Portfolio
-------------------------------------------------------------------------------
                                 Year Ended December     Year Ended December
                                         31,                     31,
                                   1999        1998        1999        1998
-------------------------------------------------------------------------------
NET ASSETS at beginning of
 year.........................  $5,433,249  $3,016,441  $2,664,454  $3,207,002
                                ----------  ----------  ----------  ----------
Increase in net assets
resulting from operations:
 Net investment income
  (loss)......................    (210,192)    (79,801)    (12,118)     15,588
 Net realized gain (loss) on
  investments sold and foreign
  currency transactions.......   1,389,421     560,131     323,719    (291,313)
 Net change in unrealized
  appreciation (depreciation)
  of investments and assets
  and liabilities in foreign
  currency....................   2,112,984     591,625     582,457      25,567
                                ----------  ----------  ----------  ----------
 Net increase (decrease) in
  net assets resulting from
  operations..................   3,292,213   1,071,955     894,058    (250,158)
                                ----------  ----------  ----------  ----------
Distributions to shareholders
 from:
 Net investment income........      (1,612)         --     (13,007)         --
 Net realized gain on
  investments.................  (1,071,940)   (464,938)         --          --
                                ----------  ----------  ----------  ----------
  Total distributions.........  (1,073,552)   (464,938)    (13,007)         --
                                ----------  ----------  ----------  ----------
Capital share transactions:
 Net proceeds from sales of
  shares......................   3,892,877   2,941,300     575,704     900,378
 Issued to shareholders in
  reinvestment of
  distributions...............   1,073,552     464,938      13,007          --
 Cost of shares repurchased...  (3,836,557) (1,603,065) (1,196,830) (1,200,491)
                                ----------  ----------  ----------  ----------
  Net increase (decrease) from
   capital share
   transactions...............   1,129,872   1,803,173    (608,119)   (300,113)
                                ----------  ----------  ----------  ----------
  Total increase (decrease) in
   net assets.................   3,348,533   2,410,190     272,932    (550,271)
                                ----------  ----------  ----------  ----------
 Capital contributions from
  manager (Note 5):                              6,618                   7,723
                                ----------  ----------  ----------  ----------
NET ASSETS at the end of year
 .............................  $8,781,782  $5,433,249  $2,937,386  $2,664,454
                                ==========  ==========  ==========  ==========
Undistributed (distribution in
  excess of) net investment
  income (loss)...............  $       (2) $       --  $       83  $   13,007
                                ==========  ==========  ==========  ==========
OTHER INFORMATION:
Share transactions:
 Sold.........................     202,391     195,105      57,913      95,378
 Issued to shareholders in
  reinvestment of
  distributions...............      50,760      29,315       1,240          --
 Repurchased..................    (194,425)   (108,258)   (116,733)   (127,374)
                                ----------  ----------  ----------  ----------
  Net increase in shares
   outstanding................      58,726     116,162     (57,580)    (31,996)
                                ==========  ==========  ==========  ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

                                                    Strategic Income
   Growth Portfolio          Value Portfolio            Portfolio
-------------------------------------------------------------------------
  Year Ended December      Year Ended December     Year Ended December
          31,                      31,                     31,
    1999         1998        1999        1998        1999        1998
-------------------------------------------------------------------------
 $4,671,295   $4,463,531  $8,988,926  $6,584,652  $2,119,360  $2,699,938
 ----------   ----------  ----------  ----------  ----------  ----------

    10,277       (18,609)      3,917         399      91,238      50,293
   926,058      (217,499)  1,145,729     532,066     (47,004)    (12,556)

   (56,459)      187,404    (545,444)     (8,738)   (105,347)     52,055
 ----------   ----------  ----------  ----------  ----------  ----------
   879,876       (48,704)    604,202     523,727     (61,113)     89,792
 ----------   ----------  ----------  ----------  ----------  ----------

        --            --      (5,859)         --     (90,266)     (2,856)
        --            --    (926,098)   (611,642)     (1,119)    (49,760)
 ----------   ----------  ----------  ----------  ----------  ----------
        --            --    (931,957)   (611,642)    (91,385)    (52,616)
 ----------   ----------  ----------  ----------  ----------  ----------
 1,324,267     2,072,492   1,532,025   4,655,108   1,263,289   1,149,135
        --            --     931,957     611,642      91,385      52,616
(2,172,361)   (1,826,374) (3,252,466) (2,783,030) (1,781,951) (1,827,441)
 ----------   ----------  ----------  ----------  ----------  ----------
  (848,094)      246,118    (788,484)  2,483,720    (427,277)   (625,690)
 ----------   ----------  ----------  ----------  ----------  ----------
    31,782       197,414  (1,116,239)  2,395,805    (579,775)   (588,514)
 ----------   ----------  ----------  ----------  ----------  ----------
                  10,350                   8,469                   7,936
 ----------   ----------  ----------  ----------  ----------  ----------
 $4,703,077   $4,671,295  $7,872,687  $8,988,926  $1,539,585  $2,119,360
 ==========   ==========  ==========  ==========  ==========  ==========
 $  10,277    $       --  $       --  $      399  $       --  $       --
 ==========   ==========  ==========  ==========  ==========  ==========
   102,674       171,896     110,731     330,785     126,164     112,047
        --            --      73,447      45,339       9,655       5,152
  (165,339)     (156,624)   (236,397)   (198,954)   (180,264)   (183,153)
 ----------   ----------  ----------  ----------  ----------  ----------
   (62,665)       15,272     (52,219)    177,170     (44,445)    (65,954)
 ==========   ==========  ==========  ==========  ==========  ==========

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations                      Less Distributions
                         --------------------------------------------- -------------------------------------------------------
                                               Net Realized
                                                   and
                         Net Asset     Net      Unrealized             Dividends      Distributions
                           Value   Investment  Gain (Loss)  Total from  from Net        from Net
                         Beginning   Income         on      Investment Investment       Realized       Return of     Total
Year Ended December 31,   of Year  (Loss)(/2/) Investments  Operations   Income       Capital Gains     Capital  Distributions
-----------------------  --------- ----------- ------------ ---------- ----------     -------------    --------- -------------
  Global Interactive/
Telecomm Portfolio(/1/)
         1999             $15.86     $(0.52)      $9.43       $8.91      $  -- (/5/)     $(2.89)         $  --      $(2.89)
         1998(/3/)         13.32      (0.23)       4.26        4.03         --            (1.49)            --       (1.49)
         1997              10.00       0.08        3.95        4.03      (0.04)           (0.67)            --       (0.71)
         1996(/4/)         10.00      (0.75)       0.80        0.05         --               --          (0.05)      (0.05)
 International Growth
    Portfolio(/1/)
         1999               8.94      (0.05)       3.37        3.32      (0.04)              --             --       (0.04)
         1998(/3/)          9.72       0.05       (0.83)      (0.78)        --               --             --          --
         1997              10.33       0.10       (0.63)      (0.53)     (0.05)           (0.03)            --       (0.08)
         1996(/4/)         10.00      (4.16)       4.67        0.51         --               --          (0.18)      (0.18)
 Growth Portfolio(/1/)
         1999              12.01       0.03        2.38        2.41         --               --             --          --
         1998(/3/)         11.95      (0.05)       0.11        0.06         --               --             --          --
         1997              10.84      (0.02)       1.13        1.11         --               --             --          --
         1996(/4/)         10.00      (2.96)       3.80        0.84         --               --             --          --
 Value Portfolio(/1/)
         1999              13.52       0.01        1.07        1.08      (0.01)           (1.74)            --       (1.75)
         1998(/3/)         13.50         --        1.01        1.01         --            (0.99)            --       (0.99)
         1997              10.88       0.17        3.35        3.52      (0.09)           (0.81)            --       (0.90)
         1996(/4/)         10.00      (0.64)       2.15        1.51         --               --          (0.63)      (0.63)
   Strategic Income
    Portfolio(/1/)
         1999              10.22       0.45       (0.77)      (0.32)     (0.45)              -- (/5/)       --       (0.45)
         1998(/3/)          9.88       0.25        0.39        0.64      (0.02)           (0.28)            --       (0.30)
         1997               9.98       0.36       (0.30)       0.06      (0.11)           (0.05)            --       (0.16)
         1996(/4/)         10.00      (0.19)       0.23        0.04         --               --          (0.06)      (0.06)

------------------
*   Annualized
**  Not Annualized
+ Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of Mangement fees to average net assets would have been 0.35% and 0.67% for the years ended December 31, 1999 and December 31, 1998, respectively.
(A) Including reimbursements and waivers of certain operating expenses.
(B) Excluding reimbursements and waivers of certain operating expenses.
(1) The Value Portfolio, Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio all commenced operation on February 1, 1996. The International Growth Portfolio commenced operation on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment advisers were $(0.58) for the year ended December 31, 1999, $(0.50) in 1998, $(0.62) in 1997 and $(1.34) in
    1996 for Global Interactive/Telecomm Portfolio; $(0.40) for the year ended December 31, 1999, $(0.29) in 1998, $(0.45) in 1997, and $(7.56) in 1996
    for the International Growth Portfolio; $(0.17) for the year ended December 31, 1999, $(0.52) in 1998, $(0.68) in 1997, and $(5.61) in 1996 for the
    Growth Portfolio; $(0.08) for the year ended December 31, 1999, $(0.22) in 1998, $(0.34) in 1997, and $(1.22) in 1996 for the Value Portfolio; and $(0.26) for the year ended December 31, 1999, ($0.11) in 1998, ($0.14) in
    1997, and ($0.63) in 1996 for the Strategic Income Portfolio.
(3) Total return measures the change in the value of an investment for the period indicated. For the year ended December 31, 1998, the total return includes capital infusions totaling $41,096. Absent the infusions, total returns for the Global/Interactive Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, the Value Portfolio and the Strate-gic Income Portfolio would have been 30.11%, (8.23)%, 0.33%, 7.33% and 6.12%, respectively.
(4) For the period ended, December 31, 1996, the total return includes capital infusions totaling $228,823. Absent the infusions, total returns for the Global Interactive/Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, the Value Portfolio and the Strategic Income Portfo-lio would have been (6.68)%, (46.50)%, (41.75)%, 7.64%, and (4.49)%, respectively.
(5) Distribution is less than $0.005 per share.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
        -----------------------------------------------------------------------
                                      Ratios To Average Net Assets
                               ---------------------------------

   Net
 Increase
(Decrease)  Net Asset                   Net Assets      Net
    in        Value                       End of    Investment          Operating                  Portfolio
Net Asset    End of         Total          Year    Income (Loss)         Expenses       Management Turnover
  Value       Year    Returns(/3/)(/4/)  (000's)    (A)       (B)       (A)     (B)        Fee       Rate
----------  --------- ----------------- ---------- ------    ------    -----   ------   ---------- ---------
  $6.02      $21.88         56.89%        $8,782    (2.95)%   (3.25)%   1.45%    1.75%     2.47%       45%
   2.54       15.86         30.27%         5,433    (2.06)%   (4.38)%   3.33%    5.65%     1.96%       65%
   3.32       13.32         40.24%         3,016     0.64%    (5.14)%   1.47%    7.26%     0.27%      114%
     --       10.00          0.49%**         594    (8.32)%* (14.82)%*  9.83%*  16.45%*    0.80%*      71%

   3.28       12.22         37.26%         2,937    (0.42)%   (2.97)%   1.50%    4.06%     1.21%       57%
  (0.78)       8.94         (8.02)%        2,664     0.55%    (3.06)%   1.53%    5.14%     0.05%       60%
  (0.61)       9.72         (5.25)%        3,207     0.97%    (4.36)%   1.78%    7.11%     0.58%       13%
   0.33       10.33          5.13%**          97   (56.37)%* (92.05)%* 67.76%* 126.26%*    0.80%*     116%

   2.41       14.42         20.07%         4,703     0.21%    (1.14)%   1.20%    2.55%     0.36%      351%
   0.06       12.01          0.50%         4,671    (0.39)%   (4.21)%   1.22%    5.04%     0.00%      573%
   1.11       11.95         10.24%         4,464    (0.16)%   (5.38)%   0.90%    6.12%     0.20%      209%
   0.84       10.84          8.40%**         148   (31.31)%* (58.37)%* 34.15%*  63.54%*    0.80%*     580%

  (0.67)      12.85          8.17%         7,873     0.05%    (0.52)%   1.20%    1.76%     0.00%       15%
   0.02       13.52          7.49%         8,989     0.01%    (1.88)%   1.41%    3.30%     0.30%       70%
   2.62       13.50         32.36%         6,585     1.30%    (2.60)%   0.84%    4.75%     0.14%      177%
   0.88       10.88         15.13%**         900    (6.55)%* (12.40)%*  8.19%*  14.13%*    0.80%*      74%

  (0.77)       9.45         (3.12)%        1,540     4.15%     2.04%    1.50%    3.61%     0.23%+     136%
   0.34       10.22          6.53%         2,119     3.24%    (1.74)%   2.18%    7.16%     0.47%+     407%
  (0.10)       9.88          0.60%         2,700     3.67%    (1.39)%   1.61%    6.68%     0.41%      713%
  (0.02)       9.98          0.44%**       1,107    (2.15)%*  (7.02)%*  7.37%*  12.30%*    0.80%*     212%

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.ORGANIZATION

The Fulcrum Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, with a par value of $0.001 per share. The Trust is comprised of five portfolios: Global Interactive/Telecomm Portfolio, Interna-tional Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio (collectively the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insur-ance companies and advisers to the Portfolios and their affiliates.

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities, except as noted below, for which market quota-tions are readily available are stated at market value. Market value is deter-mined on the basis of the last reported sale price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Debt securities, including those to be purchased under firm commitment agree-ments, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by and under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future market and economic developments. However, because of the inherent uncertainty of valuation, those estimated values may differ signifi-cantly from the values that would have been used had a ready market for the investments existed, and the differences could be material to the investment.

At December 31, 1999, one equity security with a value of $111,315 or 2.4% of net assets of the Growth Portfolio was valued by management under the direction of the Board of Trustees.

Forward Foreign Currency Contracts: All Portfolios may enter into forward for-eign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign cur-rency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign cur-rency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain divi-dends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31, 1999. In addi-tion, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Port-folio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income and distri-butions of any net realized capital gains of each Portfolio are currently declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions are determined in accor-dance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, includ-ing "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distrib-uted in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capi-tal. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of calculating net investment income per share in the Financial Highlights.

Organization Costs: The organization expenses for each Portfolio, excluding Strategic Income Portfolio, including the fees and expenses of registering and qualifying its shares for distribution under applicable securities regulations were capitalized and are being amortized on a straight-line basis over a period of five years beginning with the commencement of each Portfolio's operation.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Cash Account: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these moneys into a demand note account, which will pay interest equal to 75% of that days U.S. Treasury Bill rate back to the Portfolios. During the year interest in the amount of $33,799, $5,339, $16,564, $9,078 and $7,460 was earned by Global Interactive/Telecomm Portfolio, International Growth Portfo-lio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio, respec-tively.

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


Forward Commitments: The Strategic Income Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond custom-ary settlement time ("Forward commitments"). If the Portfolio does so, it will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the set-tlement date. Although the Portfolio generally will enter into forward commit-ments with the intention of acquiring securities for its portfolio, it may dis-pose of a commitment prior to settlement if its Portfolio Manager deems it appropriate to do so. At December 31, 1999, the Strategic Income Portfolio des-ignated $40,000 as collateral for forward commitments.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be trans-ferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.INVESTMENT MANAGEMENT, ADMINISTRATION AND OTHER TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Man-ager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Effective February 12, 1998 through April 16, 1998, Allmerica Investment Man-agement Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust. As part of a corporate reorganization completed on April 16, 1998, AIMCO trans-ferred to AFIMS that portion of its business relating to registered investment companies such as the Trust.

The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. ("GAMCO") serves as the Portfolio Manager for The Global Interactive/Telecomm Portfolio and The Value Portfolio; Bee & Associates, Incorporated ("Bee") serves as the Portfolio Manager of The International Growth Portfolio; Analytic Investors, Inc. ("Analytic") serves as the Portfolio Manager of The Growth Portfolio, and Allmerica Asset Management, Inc. ("AAM") serves as the Portfolio Manager of The Strategic Income Portfolio.

At December 31, 1999, GAMCO has invested approximately $324,000 in The Global Interactive/Telecomm Portfolio and $149,000 in The Value Portfolio. During the year ended December 31, 1999, GAMCO redeemed 20,129 shares with an aggregate value of $400,000 and 7,553 shares with an aggregate value of $100,000 from The Global Interactive/Telecomm Portfolio and The Value Portfolio, respectively.

Investors Bank & Trust Company ("IBT") provides portfolio accounting and cus-tody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. AFIMS has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain admin-istrative services for the Portfolios and is entitled to receive an administra-tive fee and certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administrative fee to IBT. As part of the custody contract, the custodian bank has a lien on the securities of a Portfolio to cover any advances made by the custodian bank. At December 31, 1999, the payable to cus-todian balance for International Growth Portfolio represents the amount due for cash advanced for the settlement of a security purchased.

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


The Global Interactive/Telecomm Portfolio and The Value Portfolio placed a sig-nificant portion of their portfolio transactions through Gabelli & Company, Inc., an affiliated entity of the Portfolio Manager, GAMCO Investors, Inc. Total brokerage commissions paid to Gabelli & Company, Inc., during the year ended December 31, 1999 amounted to $8,367 for The Global Interactive/Telecomm Portfolio and $14,110 for The Value Portfolio.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.MANAGEMENT FEES

Each Portfolio pays a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. The Basic Fee is at an annual rate of 2.0% of average daily net assets. The Incentive Fee rate ranges from -2.0% to +2.0%, depending on a comparison of the Portfolio's performance and the performance of a selected benchmark index over the past 12 months. The monthly Basic and Incentive Fee is calculated by multiplying one-twelfth of the fee rates on an annual basis by the average daily net assets of the previous 12 months. The aggregate annual fee rates range from 0.0% to 4.0%. Each Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

If the absolute performance of a Portfolio is negative, the monthly advisory fee will be the lesser of the fee calculated as described above or an alterna-tive monthly advisory fee, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee at the annual rate of 1.0% or at the annual rate of 2.0% of average daily net assets depending on a comparison of the Portfolio's negative performance and the per-formance of a selected benchmark over the past 12 months.

During the period January 1, 1999 through July 31, 1999, the Growth Portfolio's management fee was calculated at the lesser of (i) the fee the Growth Portfolio would have paid under the performance based fee arrangement described above and
(ii) 0.80% of the Growth Portfolio's average daily net assets.

During the period from January 1, 1999 through April 30, 1999, the Strategic Income Portfolio's management fee was calculated at an annual rate of 0.80% of the Strategic Income Portfolio's average daily net assets. AFIMS and AAM volun-tarily agreed to limit their fees for this period to an annual rate of 0.40% of average daily net assets. Management fees waived amounted to $2,788. Effective May 1, 1999, AFIMS and AAM began receiving compensation in accordance with the performance based fee arrangement described above.

5.EXPENSE LIMITATIONS AND CONTINGENT REIMBURSEMENT OBLIGATIONS

AFIMS agreed to limit certain operating expenses for the year ended December 31, 1999 to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceeded the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.50%; International Growth Portfolio, 1.50%; Growth Portfolio, 1.20%; Value Portfolio, 1.20%; and Strategic Income Portfolio, 1.50%. At Decem-ber 31, 1999, the aggregate amount of 1999 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $21,353; International Growth Portfolio, $73,873; Growth Portfolio, $66,781; Value Port-folio, $47,639; and Strategic Income Portfolio, $43,569.

Retroactive to January 1, 1998, AFIMS had agreed to limit certain operating expenses for the year ended December 31, 1998 to the extent that each Portfo-lio's "other expenses" (i.e. excluding management fees) exceeded the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.20%; International Growth Portfolio, 1.20%; Growth Portfolio, 1.00%; Value Portfolio, 1.00%; and Strate-gic Income Portfolio, 1.20%. This expense limitation was implemented effective February 13, 1998. The aggregate amount

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

of 1998 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $90,165; International Growth Portfolio, $101,848; Growth Portfolio, $181,834; Value Portfolio, $147,492; and Strategic Income Portfolio, $74,187.

Amounts contributed to offset expenses accrued in excess of the expense limita-tion during the period January 1, 1998 through Febuary 12, 1998 have been treated as capital contributions. The amounts of capital contributions were:
Global Interactive/Telecomm Portfolio, $6,618; International Growth Portfolio, $7,723; Growth Portfolio, $10,350; Value Portfolio, $8,469; and Strategic Income Portfolio, $7,936.

The Portfolios are required to repay all or a portion of any reimbursement of expenses received under these arrangements provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the applicable other expense limitation rates in effect at the time the expense limitation was calculated as specified above. The Portfolios' reim-bursement liability for 1998 and 1999 expense limitations will cease two years after each respective calendar year.

6.FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.PLAN OF SUBSTITUTION

An application has been filed with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of Allmerica Investment Trust: Investment Grade Income Fund ("IGIF") for all of the shares of the Strategic Income Portfolio ("SIP"). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIP shares with IGIF shares. After the proposed substitution, the name of IGIF will be changed to the Allmerica Investment Trust: Select Investment Grade Income Fund. The substitution is planned to be effective on or about July 1, 2000.

                         ------------------------------------------------------

                               The Fulcrum Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Fulcrum Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, Value Portfolio, and Strategic Income Portfolio (constituting The Fulcrum Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Trust's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-cant estimates made by management, and evaluating the overall financial state-ment presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the custodian and bro-kers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2000

--------------------------------------------

                               The Fulcrum Trust

                               OTHER INFORMATION
--------------------------------------------------------------------------------


                         ------------------------------------------------------
SHAREHOLDER VOTING RESULTS: (UNAUDITED)

A special meeting of the Trust's shareholders was held on November 10, 1999 at which shareholders approved one proposal. The voting results were as follows:

Proposal 1 To approve a new Portfolio manager Agreement, pursuant to which Bee
           & Associates Incorporated would continue to serve as Portfolio Man-ager for the International Growth Portfolio.

                                       Shares        Shares       Percent of Shares
                        Shares For     Against     Abstaining           Voted
                        ----------     -------     ----------     -----------------
International Growth     282,013         716         9,702             100.00%

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and The Fulcrum Trust, which include important information related to charges and expenses.

                          SHAREHOLDER TAX INFORMATION
--------------------------------------------------------------------------------

Distributions from long-term capital gains for the year ended December 31, 1999 are as follows:

The Global Interactive/Telecomm Portfolio: $ 696,928

The Value Portfolio:                       $ 687,042

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for The Fulcrum Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum FundSM Variable Annuity contracts. Separate account financial statements are not provided.

                The Fulcrum Fund(SM) Variable Annuity

  The Fulcrum Fund(SM) Variable Annuity is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in NY and HI) and is distributed by Allmerica Investments, Inc.

   To be preceded or accompanied by the current prospectus. Read it carefully before investing.

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                         [LOGO OF ALLMERICA FINANCIAL]


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Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust
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Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
    Alliance Insurance Company Allmerica Asset Management, Inc. . Allmerica
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